     MORGAN STANLEY VARIABLE INVESTMENT SERIES - GLOBAL ADVANTAGE PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2007 - DECEMBER 31, 2007

                                                                     AMOUNT OF     % OF
                                         OFFERING        TOTAL         SHARES    OFFERING    % OF FUNDS
   SECURITY      PURCHASE/     SIZE OF   PRICE OF      AMOUNT OF     PURCHASED   PURCHASED      TOTAL                      PURCHASED
   PURCHASED     TRADE DATE   OFFERING    SHARES        OFFERING      BY FUND     BY FUND      ASSETS        BROKERS          FROM
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                                                                                                              Citi,
                                                                                                            JPMorgan,
                                                                                                              Lehman
                                                                                                            Brothers,
                                                                                                          Merrill Lynch
                                                                                                            & Co., UBS
                                                                                                            Investment
                                                                                                           Bank, Credit
                                                                                                             Suisse,
                                                                                                          Deutsche Bank
                                                                                                           Securities,
                                                                                                             Goldman,
                                                                                                           Sachs & Co.,
                                                                                                              Morgan
                                                                                                           Stanley, ABN
                                                                                                               AMRO
MF Global Ltd.    07/18/07       --       $30.00    $2,921,392,950    9,300         0.01%        1.00%      Rothschild     Citigroup
                                                                                                           LLC, Banc of
                                                                                                             America
                                                                                                            Securities
                                                                                                             LLC, BMO
                                                                                                             Capital
                                                                                                             Markets,
                                                                                                           HSBC, Keefe,
                                                                                                            Bruyette &
                                                                                                              Woods,
                                                                                                             Sandler
                                                                                                             O'Neil +
                                                                                                            Partners,
                                                                                                              L.P.,
                                                                                                             Wachovia
                                                                                                            Securities